                                                                    Exhibit 99.1

    Student Loan Finance Corporation
    Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
    Section 21 of the Servicing Agreement (Unaudited)

    Education Loans Incorporated - 2004-1 Indenture
    Student Loan Asset-Backed Notes
    Series 2004-1
    Report for the Month Ended April 30, 2004

I.  Noteholder Information

A.  Identification of Notes

    Series      Description                                        Cusip #               Due Date
    -----------------------------------------------------------------------------------------------------
    2004-A1   Senior Auction Rate Notes..........................  280907BF2............ December 1, 2036
    2004-A2   Senior Auction Rate Notes..........................  280907BG0............ December 1, 2036
    2004-A3   Senior Auction Rate Notes..........................  280907BH8............ December 1, 2036
    2004-A4   Senior Auction Rate Notes..........................  280907BJ4............ December 1, 2036
    2004-A5   Senior Auction Rate Notes..........................  280907BK1............ December 1, 2036
    2004-B1   Subordinate Auction Rate Notes.....................  280907BL9............ December 1, 2036

B.  Notification of Redemption Call of Notes

    Series 2004-1:
     None

C.  Principal Outstanding - April, 2004

                        Principal         Principal         Principal           Principal
                     Outstanding,          Borrowed          Payments        Outstanding,
    Series         Start of Month      During Month      During Month        End of Month
    -------------------------------------------------------------------------------------
    Series 2004-1:
     2004-A1      $ 83,900,000.00             $0.00             $0.00     $ 83,900,000.00
     2004-A2        83,900,000.00             $0.00              0.00     $ 83,900,000.00
     2004-A3        83,900,000.00             $0.00              0.00     $ 83,900,000.00
     2004-A4        83,900,000.00             $0.00              0.00     $ 83,900,000.00
     2004-A5        83,900,000.00             $0.00              0.00     $ 83,900,000.00
     2004-B1        42,500,000.00             $0.00              0.00     $ 42,500,000.00
                  -----------------------------------------------------------------------
     Total         462,000,000.00              0.00              0.00      462,000,000.00
                  =======================================================================


D.  Accrued Interest Outstanding - April, 2004

                     Accrued Interest        Interest        Interest    Accrued Interest        Interest
                         Outstanding,         Accrued        Payments        Outstanding,      Rate As Of
    Series             Start of Month    During Month    During Month        End of Month    End Of Month
    -----------------------------------------------------------------------------------------------------
    Series 2004-1:
     2004-A1              $  5,127.22     $ 76,908.33     $ 71,781.11         $ 10,254.44        1.10000%
     2004-A2                60,035.11       78,306.67       73,086.22           65,255.56        1.12000%
     2004-A3                56,912.17       77,607.50       72,433.67           62,086.00        1.11000%
     2004-A4                38,454.17       76,908.33       71,781.11           43,581.39        1.10000%
     2004-A5                20,508.89       77,141.39       71,781.11           25,869.17        1.11000%
     2004-B1                19,184.03       45,156.24       41,319.44           23,020.83        1.30000%
                     --------------------------------------------------------------------
     Total                 200,221.59      432,028.46      402,182.66          230,067.39
                     ====================================================================

E.   Net Loan Rates for Next Interest Period

                        Interest Period
     Series               Starting Date       Net Loan Rate
     ------------------------------------------------------
     Series 2004-1:
      2004-A1                 25-May-04                 N/A
      2004-A2                 01-Jun-04                 N/A
      2004-A3                 02-Jun-04                 N/A
      2004-A4                 09-Jun-04                 N/A
      2004-A5                 16-Jun-04                 N/A
      2004-B1                 11-Jun-04                 N/A

F.   Noteholders' Carry-Over Amounts - April, 2004

                         Carry-Over                                           Carry-Over
                           Amounts,         Additions         Payments          Amounts,
     Series          Start of Month      During Month     During Month      End of Month
     -----------------------------------------------------------------------------------
     Series 2004-1:
      2004-A1                 $0.00             $0.00            $0.00             $0.00
      2004-A2                  0.00              0.00             0.00              0.00
      2004-A3                  0.00              0.00             0.00              0.00
      2004-A4                  0.00              0.00             0.00              0.00
      2004-A5                  0.00              0.00             0.00              0.00
      2004-B1                  0.00              0.00             0.00              0.00
                     -------------------------------------------------------------------
      Total                    0.00              0.00             0.00              0.00
                     ===================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - April, 2004

                            Accrued          Interest         Interest           Accrued
                          Interest,           Accrued         Payments         Interest,
     Series          Start of Month      During Month     During Month      End of Month
     -----------------------------------------------------------------------------------
     Series 2004-1:
      2004-A1                 $0.00             $0.00            $0.00             $0.00
      2004-A2                  0.00              0.00             0.00              0.00
      2004-A3                  0.00              0.00             0.00              0.00
      2004-A4                  0.00              0.00             0.00              0.00
      2004-A5                  0.00              0.00             0.00              0.00
      2004-B1                  0.00              0.00             0.00              0.00
                      ------------------------------------------------------------------
      Total                    0.00              0.00             0.00              0.00
                      ==================================================================

II.  Fund Information

A.   Reserve Funds - April, 2004

                                                                                  Amount
                                                                           -------------
     Balance, Start of Month ............................................  $6,930,000.00
     Additions During Month (From Issuance of Notes) ....................           0.00
     Less Withdrawals During Month ......................................           0.00
                                                                           -------------
     Balance, End of Month ..............................................  $6,930,000.00
                                                                           =============

B.   Capitalized Interest Accounts - April, 2004

                                                                                  Amount
                                                                           -------------
     Balance, Start of Month ............................................    $557,566.17
     Additions During Month (From Issuance of Notes) ....................           0.00
     Less Withdrawals During Month ......................................           0.00
                                                                           -------------
     Balance, End of Month ..............................................    $557,566.17
                                                                           =============

C.   Acquisition Accounts - April, 2004

                                                                                  Amount
                                                                         ---------------
     Balance, Start of Month ..........................................   $21,473,696.86
     Additions During Month:
      Acquisition Funds from Note Issuance ............................             0.00
      Recycling from Surplus Funds ....................................             0.00
     Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired ..............................................             0.00
      Accrued Income ..................................................             0.00
      Premiums and Related Acquisition Costs ..........................             0.00
     Less Withdrawals for Eligible Loans:
      Total Principal Acquired ........................  (9,064,658.66)
      Accrued Interest Acquired .......................           0.00
      Origination Fees Charged ........................           0.00
      Premiums and Related Acquisition Costs ..........     (15,800.94)
                                                         -------------
      Net Costs of Loans Acquired ..................... ...............    (9,080,459.60)
                                                                         ---------------
      Balance, End of Month ........................... ...............   $12,393,237.26
                                                                         ===============

D.   Alternative Loan Guarantee Accounts - April, 2004

                                                                                  Amount
                                                                         ---------------
     Balance, Start of Month ..........................................    $1,933,853.84
     Additions During Month (Initial Purchase of Student Loans) .......             0.00
     Guarantee Fees Received (Refunded) During Month ..................           437.00
     Interest Received During Month ...................................         1,492.00
     Other Additions (Transfers) During Month .........................             0.00
     Less Withdrawals During Month for Default Payments ...............             0.00
                                                                         ---------------
     Balance, End of Month ............................................    $1,935,782.84
                                                                         ===============

E.   Revenue Fund Income Accounts - April, 2004

                                                                                  Amount
                                                                         ---------------
     Balance, Start of Month ..........................................   $ 8,444,248.34
     Student Loan Collections .........................................     7,224,278.37
     Investment Earnings Received .....................................        28,801.33
     Government Interest and Special Allowance Received ...............       780,907.92
     Sweep of Student Loan Collections From Prior Month ...............    (9,674,713.05)
                                                                         ---------------
     Balance, End of Month ............................................   $ 6,803,522.91
                                                                         ===============

F.   Surplus Accounts - April, 2004

                                                                                  Amount
                                                                         ---------------
     Balance, Start of Month ..........................................   $ 5,749,753.50
     Transfers In .....................................................     8,811,883.80
     Transfers Out ....................................................             0.00
     Other Changes During Month .......................................             0.00
                                                                         ---------------
     Balance, End of Month ............................................   $14,561,637.30
                                                                         ===============

III. Student Loan Information

A.   Student Loan Principal Outstanding - April, 2004

                                                                                  Amount
                                                                         ---------------
     Balance, Start of Month ..........................................  $401,800,472.22
     Initial Purchase of Eligible Loans ...............................             0.00
     Loans Purchased / Originated .....................................     9,064,658.66
     Capitalized Interest .............................................       157,923.49
     Less Principal Payments Received .................................    (6,980,387.02)
     Less Defaulted Alternative Loans Transferred .....................             0.00
     Less Sale of Loans ...............................................             0.00
     Other Increases (Decreases) ......................................       (33,917.28)
                                                                         ---------------
     Balance, End of Month ............................................  $404,008,750.07
                                                                         ===============

B.   Composition of Student Loan Portfolio as of April 30, 2004

                                                                                  Amount
                                                                         ---------------
     Aggregate Outstanding Principal Balance ..........................  $404,008,750.07
     Number of Borrowers ..............................................           61,170
     Average Outstanding Principal Balance Per Borrower ...............  $         6,605
     Number of Loans (Promissory Notes) ...............................          121,682
     Average Outstanding Principal Balance Per Loan ...................  $         3,320
     Weighted Average Interest Rate ...................................             3.35%

C.   Distribution of Student Loan Portfolio by Loan Type as of April 30, 2004

                                                            Outstanding
                                                              Principal
     Loan Type                                                  Balance          Percent
     -----------------------------------------------------------------------------------
     Stafford - Subsidized ..........................   $153,925,303.30             38.1%
     Stafford - Unsubsidized ........................    130,480,040.33             32.3%
     Stafford - Nonsubsidized .......................          1,526.18              0.0%
     PLUS ...........................................     22,844,157.92              5.7%
     SLS ............................................          5,318.35              0.0%
     Consolidation ..................................     51,453,729.80             12.7%
     Alternative ....................................     45,298,674.19             11.2%
                                                       ---------------------------------
     Total ..........................................   $404,008,750.07            100.0%
                                                       =================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of April 30,
     2004

                                                            Outstanding
                                                              Principal
     Interest Rate                                              Balance          Percent
     -----------------------------------------------------------------------------------
     Less Than 3.00% ................................   $187,150,413.10             46.3%
     3.00% to 3.49% .................................   $134,928,432.07             33.4%
     3.50% to 3.99% .................................   $ 22,504,596.15              5.6%
     4.00% to 4.49% .................................   $ 35,215,758.90              8.7%
     4.50% to 4.99% .................................   $  1,716,903.43              0.4%
     5.00% to 5.49% .................................   $ 15,453,952.10              3.8%
     5.50% to 5.99% .................................   $    405,497.53              0.1%
     6.00% to 6.49% .................................   $  2,686,723.38              0.7%
     6.50% to 6.99% .................................   $    332,250.09              0.1%
     7.00% to 7.49% .................................   $  2,391,678.52              0.6%
     7.50% to 7.99% .................................   $     76,557.87              0.0%
     8.00% to 8.49% .................................   $    314,604.53              0.1%
     8.50% or Greater ...............................   $    831,382.40              0.2%
                                                       ---------------------------------
     Total ..........................................   $404,008,750.07            100.0%
                                                       =================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of April 30, 2004

                                                            Outstanding
                                                              Principal
     Borrower Payment Status                                    Balance          Percent
     -----------------------------------------------------------------------------------
     School .........................................   $155,641,520.63             38.5%
     Grace ..........................................     32,020,059.96              7.9%
     Repayment ......................................    165,101,635.40             40.9%
     Deferment ......................................     40,506,091.02             10.0%
     Forbearance ....................................     10,739,443.06              2.7%
                                                       ---------------------------------
     Total ..........................................   $404,008,750.07            100.0%
                                                       =================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of April 30, 2004

                                                           Percent by Outstanding Balance
                                                           --------------------------------
                                          Outstanding           Excluding
                                            Principal        School/Grace      All Loans in
     Delinquency Status                       Balance        Status Loans         Portfolio
     --------------------------------------------------------------------------------------
     31 to 60 Days ..................  $ 8,017,994.14                3.7%              2.0%
     61 to 90 Days ..................    4,344,217.31                2.0%              1.1%
     91 to 120 Days .................    4,553,361.54                2.1%              1.1%
     121 to 180 Days ................    8,634,838.97                4.0%              2.1%
     181 to 270 Days ................    2,270,335.02                1.0%              0.6%
     Over 270 Days ..................      369,616.37                0.2%              0.1%
     Claims Filed, Not Yet Paid .....      223,977.16                0.1%              0.1%
                                       ----------------------------------------------------
     Total ..........................  $28,414,340.51               13.1%              7.0%
                                       ====================================================

G.   Distribution of Student Loan Portfolio by Guarantee Status as of April 30,
     2004

                                                              Outstanding
                                                                Principal
     Guarantee Status                                             Balance           Percent
     --------------------------------------------------------------------------------------
     FFELP Loan Guaranteed100% .........................  $    110,543.21              0.0%
     FFELP Loan Guaranteed 98% .........................   358,599,532.67             88.8%
     Alternative Loans Non-Guaranteed ..................    45,298,674.19             11.2%
                                                          ---------------------------------
     Total .............................................  $404,008,750.07            100.0%
                                                          =================================

H.   Distribution of Student Loan Portfolio by Guarantee Agency as of April 30,
     2004

                                                              Outstanding
                                                                Principal
     Guarantee Agency                                             Balance           Percent
     --------------------------------------------------------------------------------------
     Education Assistance Corporation ..................  $249,102,678.69             61.7%
     Great Lakes Higher Education Corporation ..........    65,562,722.79             16.2%
     California Student Aid Commission .................             0.00              0.0%
     Student Loans of North Dakota .....................     4,130,742.31              1.0%
     Texas GSLC ........................................             0.00              0.0%
     Pennsylvania Higher Education Assistance
      Agency ...........................................        32,213.44              0.0%
     United Student Aid Funds, Inc .....................     1,542,391.97              0.4%
     Other Guarantee Agencies ..........................    38,339,326.68              9.5%
     Alternative Loans Non-Guaranteed ..................    45,298,674.19             11.2%
                                                          ---------------------------------
     Total .............................................  $404,008,750.07            100.0%
                                                          =================================

I.   Fees and Expenses Accrued For / Through April, 2004

                                                                For The 4
                                                             Months Ended
                                          April, 2004      April 30, 2004
                                         --------------------------------
     Servicing Fees ..................    $303,006.50       $  803,674.64
     Treas Mgmt / Lockbox Fees .......       5,814.75            5,814.75
     Indenture Trustee Fees ..........       9,624.77           19,249.77
     Broker / Dealer Fees ............      96,250.02          157,185.44
     Auction Agent Fees ..............       5,775.00           15,400.02
     Other Permitted Expenses ........           0.00                0.00
                                        ---------------------------------
     Total ...........................    $420,471.04       $1,001,324.62
                                        =================================

J.   Ratio of Assets to Liabilities as of April 30, 2004

                                                                         Amount
                                                                ---------------
     Total Indenture Assets ..................................  $463,481,586.83
     Total Indenture Liabilities .............................   462,520,641.27
                                                                ---------------
     Ratio ...................................................           100.21%
                                                                ===============

K.   Senior and Subordinate Percentages as of April 30, 2004

                                                                         Amount
                                                                ---------------
     Aggregate Values ........................................  $463,476,268.90
                                                                ===============
     Senior Notes Outstanding Plus Accrued Interest ..........   419,707,046.59
                                                                ===============
     All Notes Outstanding Plus Accrued Interest .............   462,230,067.39
                                                                ===============
     Dividend Prerequisites:

      Senior Percentage (Requirement = 112%) .................           110.43%
                                                                ===============
      Subordinate Percentage (Requirement = 102%) ............           100.27%
                                                                ===============
      Available for Dividend - Excess (Shortage)
       Over Dividend Prerequisites ...........................   ($7,998,399.84)
                                                                ===============
                                  Page 6 of 6